SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2013

ONSTREAM MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Florida

(State or Other Jurisdiction of Incorporation)

         000-22849                                                            65-0420146

 (Commission File Number)                             (IRS Employer Identification Number)

   1291 SW 29 Avenue, Pompano Beach, Florida 33069

(Address of executive offices and Zip Code)

(954) 917-6655

(Registrant's Telephone Number, Including Area Code)

______________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

Item 3.02

Unregistered Sales of Equity Securities

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 20, 2013, the Company (as authorized by our Board of Directors) agreed to make certain changes in the employment agreements between Onstream Media Corporation (the “Company”) and five (5) executives (Randy Selman, Alan Saperstein, Robert Tomlinson, Clifford Friedland and David Glassman, in aggregate the “Executives”), such agreements dated September 27, 2007 and subsequently amended on May 15, 2008 and August 11, 2009 (the “Employment Agreements”). Such changes were reviewed for reasonableness by an independent compensation consulting firm, who advised the Board.

On February 20, 2013, the Company (as authorized by our Board of Directors) has agreed with the Executives to (i) cancel the previous compensation program allowing for cash compensation of 15% of the sales price of the company to the Executives as well as other employees and  certain directors, (ii) cancel all stock options held by the Executives, including the previous agreement that would have allowed for the conversion of those options into approximately 1.3 million paid-up common shares (plus compensation for the tax effect) under certain circumstances and (iii) implement an executive incentive compensation plan (the “Incentive Plan”). Compensation under the Incentive Plan would be in the form of Fully Restricted common shares and is based on the Company achieving certain financial objectives, as follows:

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Record revenues in each of fiscal years 2011 through 2015.

•

Positive operating cash flow (as defined in the Incentive Plan) in each of fiscal years 2011 through 2015.

•

EBITDA, as adjusted, (as defined in the Incentive Plan) for at least two quarters of each of fiscal years 2013 through 2015.

The objectives related to fiscal 2011 and fiscal 2012 were based on discussions between the Board and the Executives that had been going on for some time as part of the process of agreeing on the Plan. In addition, as disclosed in our previous public filings, the Compensation Committee had already indicated their intent as of January 14, 2011 to issue options to purchase at least 90,000 underlying common shares to each Executive, for which the issuance and vesting would have required no performance and which would have been convertible into paid-up shares (including tax effect) under certain circumstances. Accordingly, the Board determined that the objectives for fiscal 2011 and fiscal 2012 were a reasonable basis for the compensation of an aggregate of 190,000 Fully Restricted common shares issuable to each Executive for the accomplishment of those goals for that two-year period.

Accomplishment of the objectives for fiscal 2013 through fiscal 2015 would result in 125,000 Fully Restricted common shares issued to each Executive for each of those three years. A lesser amount of common shares would be issuable for achievement for only one or two of the three objectives set for each year.

In addition, the Company will issue an aggregate of 1.3 million Fully Restricted common shares to the Executives as earned compensation for past service.

The common shares issuable under the Incentive Plan plus the common shares being issued for past service (the “Fully Restricted Shares”) are subject to a complete restriction on the Executive’s ability to access or transact in any way such shares until the restriction is lifted. Upon a change of control, termination of the Executive’s employment or the imminently proposed and/or anticipated sale of the Company at a price of $1.00 per common share or more, all restrictions on the Fully Restricted Shares and any other common shares held by the Executives will be lifted. In the case of a sale, all restrictions will be lifted in time for those previously restricted shares to participate in all voting with respect to the proposed sale and will be eligible, at the Executive’s option, for inclusion as part of the shares sold in that transaction.

Upon a change of control, termination of the Executive’s employment or the imminently proposed and/or anticipated sale of the Company at a price of $1.00 per common share or more before September 30, 2015, the common shares still potentially issuable under the Plan for future fiscal years will be considered earned and will be issued to the Executives on an unrestricted basis. In the case of a sale, all such accelerated shares shall be issued in time for those previously unissued shares to participate in all voting with respect to the proposed sale and will be eligible, at the Executive’s option, for inclusion as part of the shares sold in that transaction.

The Fully Restricted Shares will be issued in accordance with the terms of the 2007 Equity Incentive Plan (the “Plan”) which our Board of Directors and a majority of our shareholders adopted on September 18, 2007 and they amended on March 25, 2010 and on June 13, 2011, and to the extent these and other issuances under the Plan do not exceed the number of authorized Plan shares, which is currently 4,500,000.

The Fully Restricted Shares were offered and sold without the related offers and sales being registered under the Securities Act of 1933, as amended (together with the rules and regulations of the Securities and Exchange Commission promulgated thereunder), in reliance on an exemption set forth in Section 4(2) thereof.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this document and elsewhere by Onstream Media are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such information includes, without limitation, the business outlook, assessment of market conditions, anticipated financial and operating results, strategies, future plans, contingencies and contemplated transactions of the company. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of company operations, or the performance or achievements of the company or industry results, to differ materially from those expressed, or implied by the forward-looking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere herein, risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied for the forward- looking statements include, but are not limited to fluctuations in demand; changes to economic growth in the U.S. economy; government policies and regulations, including, but not limited to those affecting the Internet. Onstream Media undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Actual results, performance or achievements could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in Onstream Media Corporation's filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONSTREAM MEDIA CORPORATION

By: /s/ Robert E. Tomlinson

February 22, 2013

      Robert E. Tomlinson, CFO